UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2017

Autobytel Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.

On August 3, 2017, Autobytel Inc., a Delaware corporation (“Autobytel” or “Company”), announced in a press release its financial results for the quarter ended June 30, 2017. A copy of Autobytel’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the press release, the Company also held a conference call that was webcast on August 3, 2017. Presentation slides referenced during the conference call were available on Autobytel’s website for viewing by call participants. A transcript of that call together with presentation slides referenced during the conference call are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The attached press release, transcript, and presentation slides contain information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: “Non-GAAP Income” and “Non-GAAP EPS.” The Company defines (i) Non-GAAP Income as generally accepted accounting principles (“GAAP”) net income before amortization of acquired intangibles, non-cash stock-based compensation, acquisition costs, severance costs, gain or loss on investment or sale, litigation settlements, and income taxes; and (ii) Non-GAAP EPS as Non-GAAP Income divided by weighted average diluted shares outstanding. In addition to the foregoing Non-GAAP financial measures, for year-over-year comparisons, prior year results for all periods presented are adjusted to exclude the Company’s specialty finance leads product, which was divested on December 31, 2016, which comparisons and prior year results are also Non-GAAP financial measures as defined by Regulation G. The Company’s management believes that presenting Non-GAAP Income and Non-GAAP EPS and the adjusted year-over-year comparisons and prior year results provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and are better metrics for monitoring the Company’s performance given the Company’s net operating loss tax credits and recent acquisitions and divestitures. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. Tables providing reconciliations of Non-GAAP Income and Non-GAAP EPS and the adjusted year-over-year comparisons and prior year results are included at the end of the press release and in the presentation slides filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The Company also provided guidance as to its 2017 Non-GAAP Income and Non-GAAP EPS. Note that for comparative purposes, the foregoing guidance excluded 2016 revenues, Non-GAAP Income and Non-GAAP EPS related to the Company’s specialty finance leads product that was divested on December 31, 2016. Additionally, although the Company provided a reconciliation of Non-GAAP Income and Non-GAAP EPS, it did not provide a reconciliation of its 2017 Non-GAAP Income or Non-GAAP EPS guidance to the most directly comparable GAAP financial measures because the effect, timing and potential significance of the effects of tax considerations, primarily related to the Company’s net operating loss carryforwards, are out of the Company’s control and/or cannot be reasonably predicted. Consequently, reconciliations to the corresponding GAAP financial measures are not available without unreasonable effort.

The attached press release, transcript and presentation slides are incorporated herein solely for purposes of this Item 2.02 disclosure. The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing. In addition, the press release, transcript and presentation slides furnished as exhibits to this report include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, stating that certain statements about Autobytel’s business contained in the press release, transcript and presentation slides are “forward-looking” rather than “historic.”

Item 9.01	Financial Statements and Exhibits

(d)
Exhibits

99.1
Press Release dated August 3, 2017

99.2
Transcript of Autobytel Inc.’s Conference Call dated August 3, 2017 and Conference Call Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 8, 2017
AUTOBYTEL INC.
By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99.1	Press Release dated August 3, 2017
99.2	Transcript of Autobytel Inc.’s Conference Call dated August 3, 2017 and Conference Call Presentation Slides